UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2005
NATIONAL CITY BANK
ON BEHALF OF THE
NATIONAL CITY CREDIT CARD MASTER TRUST
(Issuing Entity of the Collateral Certificate)
AND THE
NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
(Issuing Entity of the Class A, Class B, and Class C notes)
(Exact name of registrant as specified in its charter)

United States	333-126628	34-040310

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1900 East 19th Street
Cleveland, Ohio	44114

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code (216) 575-2000.
N/A

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01 (c). Exhibits
SIGNATURES
Exhibit Index
EX-4.1 Second Amendment to Service and Pooling Agreement
EX-10.1 Agreement of Resignation, Appt. & Acceptance

Information to be Included in the Report
Section 1 — Registrant's Business & Operation.
ITEM 1.01 Entry into a Material Definitive Agreement.
On August 3, 2005, the Second Amendment to the National City Credit Card Master Trust Pooling and Servicing Agreement (the “Second Amendment”) was entered into by National City Bank, as Seller and Servicer and The Bank of New York (Delaware), as Trustee to the National City Credit Card Master Trust. Pursuant to the Second Amendment, the governing law of the Pooling and Servicing Agreement dated as of June 1, 1995, as amended and restated as of July 1, 2000, was amended from the State of New York to the State of Delaware.
On August 3, 2005, the Agreement of Resignation, Appointment and Acceptance of Trustee (the “Trustee Agreement”) was entered into by National City Bank, as Seller and Servicer, The Bank of New York, as Resigning Trustee and The Bank of New York (Delaware), as Successor Trustee. Pursuant to the Trustee Agreement, The Bank of New York, a New York banking corporation, resigned as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1995, as amended and restated as of July 1, 2000 (the “Pooling and Servicing Agreement”) and The Bank of New York (Delaware), a Delaware banking corporation, was appointed, and The Bank of New York (Delaware) accepted such appointment, as the successor Trustee under the Pooling and Servicing Agreement.
Section 9 — Financial Statements and Exhibits
ITEM 9.01 (c). Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4 and Exhibit 10:
4.1	Second Amendment to the National City Credit Card Master Trust Pooling and Servicing Agreement dated as of August 3, 2005.

10.1	Agreement of Resignation, Appointment and Acceptance of Trustee dated as of August 3, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 8, 2005

National City Bank, as originator of the
National City Credit Card Master Trust and the
National City Credit Card Master Note Trust and as
Servicer on behalf of the National City Credit Card
Master Trust

By: /s/ J. Andrew Dunham
Name: J. Andrew Dunham
Title: Senior Vice President

Exhibit Index

Exhibit No.	Description
4.1	Second Amendment to the National City Credit Card Master Trust Pooling and Servicing Agreement dated as of August 3, 2005.

10.1	Agreement of Resignation, Appointment and Acceptance of Trustee dated as of August 3, 2005.